UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 12, 2023

(Date of earliest event reported)

Commission file	Registrant, State of Incorporation or Organization,	IRS Employer
number	Address of Principal Executive Offices and Telephone Number	Identification Number
1-5611	CONSUMERS ENERGY COMPANY (a Michigan corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310
333-274648-01	CONSUMERS 2023 SECURITIZATION FUNDING LLC (a Delaware limited liability company) c/o Consumers Energy Company One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	93-3119763

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Consumers Energy Company Cumulative Preferred Stock, $100 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On December 12, 2023, Consumers 2023 Securitization Funding LLC (the “Issuing Entity”) issued $646,000,000 of Senior Secured Securitization Bonds, Series 2023A (the “Securitization Bonds”), pursuant to an Indenture and Series Supplement, each dated as of December 12, 2023. The Securitization Bonds were offered pursuant to the Prospectus dated December 5, 2023. In connection with this issuance of the Securitization Bonds, Consumers Energy Company and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Limited Liability Company Agreement of Consumers 2023 Securitization Funding LLC, dated as of December 12, 2023
4.1	Indenture by and between Consumers 2023 Securitization Funding LLC and The Bank of New York Mellon, as indenture trustee, as a securities intermediary and as an account bank (including forms of the Senior Secured Securitization Bonds), dated as of December 12, 2023
4.2	Series Supplement by and between Consumers 2023 Securitization Funding LLC and The Bank of New York Mellon, as indenture trustee, dated as of December 12, 2023
5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP with respect to legality
8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP with respect to tax matters
10.1	Securitization Property Servicing Agreement between Consumers 2023 Securitization Funding LLC and Consumers Energy Company, as Servicer, dated as of December 12, 2023
10.2	Securitization Property Purchase and Sale Agreement between Consumers 2023 Securitization Funding LLC and Consumers Energy Company, as Seller, dated as of December 12, 2023
10.3	Administration Agreement between Consumers 2023 Securitization Funding LLC and Consumers Energy Company, as Administrator, dated as of December 12, 2023
10.4	Intercreditor Agreement among The Bank of New York Mellon, as trustee for the securitization bonds issued by Consumers 2014 Securitization Funding LLC, Consumers 2014 Securitization Funding LLC, The Bank of New York Mellon as indenture trustee, Consumers 2023 Securitization Funding LLC and Consumers Energy Company, dated as of December 12, 2023
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of its opinions filed as Exhibits 5.1, 8.1 and 99.2)
23.2	Consent of Miller Canfield Paddock and Stone, P.L.C. (included as part of its opinion filed as Exhibit 99.3)
99.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP with respect to U.S. constitutional matters
99.3	Opinion of Miller Canfield Paddock and Stone, P.L.C. with respect to Michigan constitutional matters
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: December 12, 2023	CONSUMERS ENERGY COMPANY

	By:	/s/ Reiji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer

Dated: December 12, 2023	CONSUMERS 2023 SECURITIZATION FUNDING LLC

	By:	/s/ Reiji P. Hayes
Rejji P. Hayes
Executive Vice President